SUBSCRIPTION AGREEMENT

This Subscription Agreement (this "Agreement"), dated as of June __, 2012, is made by and among Quantum Fuel Systems Technologies Worldwide, Inc., a Delaware corporation (the "Company"), and the investors identified on Annex I (each an "Investor," and collectively, the "Investors").

WHEREAS, the Company and the Investors are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) and Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); and

WHEREAS, the Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, (i) senior subordinated promissory notes in the form attached hereto as Exhibit A (the "Bridge Notes"); (ii) warrants to purchase shares of the Company's common stock, $0.02 par value per share (the "Common Stock"), on the terms set forth in the form attached hereto as Exhibit B (the "Investor Warrants), and (iii) for those Investors that are also holders of a convertible note (the "Convertible Notes") and warrant (the "Prior Warrants") which were issued by the Company in October 2011 or November of 2011 in connection with an offering of convertible notes and warrants who elect to surrender their Convertible Notes and Prior Warrants, warrants to purchase shares of Common Stock on the same terms as the Investor Warrants (the "Exchange Warrants," and together with the Bridge Notes and Investor Warrants, the "Closing Securities").

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Bridge Investors mutually agree as follows.  Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Bridge Notes.

1. Issuance of Closing Securities.  Subject to the terms and conditions of this Agreement, on the Closing Date (as defined below), each of the Investors listed in Annex I shall severally, and not jointly, purchase, and the Company shall sell and issue to each of such Investors, the Closing Securities in the respective amounts set forth opposite each such Investor's name on Annex I in exchange for the purchase price (the "Purchase Price") set forth opposite each such Bridge Investor's name on Annex I.

2 Payment of Purchase Price. The Purchase Price for the Closing Securities shall be paid at Closing (as defined below) in immediately available funds by wire transfer to an account designated by the Company; provided however, if the Investor is the holder of a Convertible Note, then such Investor shall have the option to pay the Purchase Price in cash or by surrendering such Investor's Convertible Note, in which case the Convertible Note shall be immediately and automatically cancelled and the Company shall have no further obligations to the Investor under such Investor's Convertible Note. Interest on such Investor's Convertible Note that has accrued through the Closing Date shall be added to the principal amount of such Investor's Bridge Note.

3 Prior Warrants. The Investor agrees that if the Investor elects to exchange such Investor's Prior Warrant for an Exchange Warrant, such Prior Warrant so exchanged shall be automatically cancelled at the Closing concurrently with the Company's issuance to the Investor of the Exchange Warrant.

4. Closing.  The closing (the "Closing") of the purchase and sale of the Closing Securities shall take place in one or more Closings at such times on or before June __, 2012 as the Company and the Investors participating in such Closing may mutually agree (each date on which a Closing occurs, the "Closing Date"). Each Closing shall occur at the offices of the Company, or at such other location as the Company and the Investors participating in such Closing shall mutually agree. At each Closing, the Company shall deliver to each Investor a Bridge Note, an Investor Warrant, and, if applicable, an Exchange Warrant each registered in such name or names as each Investor may designate, and such Investor shall pay to the Company an amount equal to the Purchase Price set forth opposite such Investor's name on Annex I. In the event there is more than one Closing, the terms "Closing" and "Closing Date" shall apply to each such Closing unless otherwise specified herein. Upon each Closing, Annex I shall be updated to reflect the participation of the Bridge Investors in such Closing.

5. Investor's Representations and Warranties. The Investor hereby represents and warrants to and agrees with the Company that:

(a) Information on Company. The Investor acknowledges that Investor has had access at the EDGAR Website of the Commission to the Company's Annual Report on Form 10-KT for the eight-month period ended December 31, 2011, and all periodic and current reports filed with the Commission thereafter (hereinafter referred to as the "Reports"). The Investor has had the opportunity to review information regarding the Company, its business, operations, financial condition and the terms and conditions of the Notes and Warrants, and considered all factors Investor deems material in deciding on the advisability of investing in the Notes and Warrants. The offer to sell the Closing Securities to the Investor was communicated to the Investor by the Company and/or Advanced Equities, Inc. (the "Placement Agent") in such a manner that the Investor was able to ask questions of and received answers from the Company or a person acting on the Company's behalf concerning the terms and conditions of this transaction as well as to obtain any information reasonably requested by the Investor. Any questions raised by the Investor or its representatives concerning the transactions contemplated by this Agreement have been answered to the satisfaction of the Investor and its representatives. The Investor can fend for itself, bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities and can bear a complete loss of its investment. No representations or warranties have been made to the Investor by the Company or any agent, employee or affiliate of the Company and in entering into this Agreement, the Investor is not relying on any information, other than that which is contained in the Reports and the results of any independent investigation by the Investor.

(b) Information on Investor. The Investor is, and will be at the time of issuance of the Closing Securities, an "accredited investor", as such term is defined in Rule 501(a) of Regulation D promulgated by the Commission under the 1933 Act and as set forth on Schedule 1 and Attachment A hereto, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and has such knowledge and experience in financial, tax and other business matters as to enable the Investor to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Investor is not a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or an officer, director or affiliate of the Company. The Investor has or had a business relationship with the Company and/or Placement Agent prior any solicitation of the Securities being offered hereby, and was initially solicited to purchase the Securities by the Placement Agent, which is the manner in which it became aware of the Offering of the Securities. The Investor has the authority and is duly and legally qualified to purchase and own the Securities. The Investor is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Investor is accurate. The information set forth in Schedule 1 hereto is correct in all respects.

(c) Purchase of Securities. The Investor is acquiring the Closing Securities in the ordinary course of its business as principal for its own account, and not as nominee, for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof. The Investor does not have any contract, undertaking, agreement, understanding or arrangement, directly or indirectly, with any Person to distribute, sell, transfer or pledge to such Person, or anyone else, all or any part of the Closing Securities, and the Investor has no present plan to enter into any such contract, undertaking, agreement, understanding or arrangement. The Investor further agrees to execute and deliver any further investment certificates as counsel to the Company deems necessary or advisable to comply with state or federal securities laws.

(d) Compliance with Securities Act. The Investor understands and agrees that the Closing Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act and applicable state securities laws (based on the accuracy of the representations and warranties of the Investor contained herein), and that such Closing Securities will be "restricted securities" within the meaning of Rule 144 under the 1933 Act and may not be sold, pledged, assigned or transferred and must be held indefinitely in the absence of (i) an effective registration statement under the 1933 Act and applicable state securities laws with respect thereto or (ii) an opinion of counsel satisfactory to the Company that such registration is not required. The Investor understands that the Company is under no obligation to register the Closing Securities or the shares of Common Stock issuable upon exercise of the Investor Warrant and, if applicable, the Exchange Warrant.

(e) Restrictive Legend. Each Bridge Note and certificate representing an Investor Warrant and, if applicable, an Exchange Warrant shall bear the following or similar legend (in addition to such other restrictive legends as are required or deemed advisable under any applicable law or any other agreement to which the Company is a party):

"THE TRANSFER OF THIS SECURITY IS SUBJECT TO RESTRICTIONS CONTAINED HEREIN. THIS SECURITY HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF HOLDER THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OR CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

(f) Common Stock Legend. The stock certificates for the Common Stock issuable upon exercise of the Investor Warrant and, if applicable, Exchange Warrant shall bear the following or similar legend (in addition to such other restrictive legends as are required or deemed advisable under any applicable law or any other agreement to which the Company is a party):

"THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, AND APPLICABLE STATE SECURITIES LAWS, COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES OR (B) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION."

The Investor consents to the Company making a notation on its records or giving instructions to any transfer agent of the Closing Securities in order to implement the restrictions on transfer set forth and described herein.

(g) Communication of Offer. The offer to sell the Closing Securities was directly communicated to the Investor by the Company and/or Placement Agent. The Investor is not purchasing the Closing Securities as a result of any "general solicitation or general advertising" (within the meaning of Regulation D of the 1933 Act). At no time was the Investor presented with or solicited by any leaflet, advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television, radio or the internet, or any other form of general advertising, or solicited or invited to attend a promotional meeting or any seminar or meeting by any general solicitation or general advertising.

(h) Authority; Enforceability. If the Investor is an entity, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Investor and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and Investor has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder, thereunder and under all other agreements entered into by the Investor relating hereto and thereto.

(i) No Governmental Review. The Investor understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Notes and Warrants or the fairness or suitability of the investment in the Notes and Warrants nor have such authorities passed upon or endorsed the merits of the offering of the Notes and Warrants. The Investor understands that neither the Placement Agent nor legal counsel to the Company or the Placement Agent have independently verified the information concerning the Company included herein, all of which has been prepared by the Company, nor has such legal counsel passed upon the adequacy or accuracy of the information provided to the Investor herein or elsewhere. No independent third party, such as an investment banking firm, the Placement Agent, or other expert in evaluating businesses or securities, has made an evaluation of the economic potential of the Company.

(j) Certain Trading Activities. The Investor has not directly or indirectly, nor has any person acting at the direction of the Investor, engaged in any transactions in the securities of the Company (including, without limitation, any short sales involving the Company's securities) since the time the Investor was first contacted by the Company or any other person regarding the investment in the Company. The Investor covenants that neither it nor any Person acting at the direction of the Investor will engage in any transactions in the securities of the Company (including short sales) after the date hereof and prior to the date that the transactions contemplated by this Agreement are publicly disclosed.

(k) Placement Agent Fees. The Investor understands that the Placement Agent will be paid a cash fee equal to the sum of (i) 9% of the gross cash proceeds received by the Company from the sale of the Closing Securities and (ii) 7% of the principal amount of the Convertible Notes surrendered to the Company as permitted in Section 1.2 of this Agreement.

(L) Correctness of Representations. The Investor represents as to the Investor that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Investor otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date.

6. Company Representations and Warranties. The Company represents and warrants to and agrees with the Investor that:

(a) Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as disclosed in the Reports. The Company is duly qualified as a foreign corporation to do business and is in good standing in California.

(b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

(c) Authority; Enforceability. This Agreement, the Bridge Notes, the Investor Warrants and the Exchange Warrants and any other agreements delivered together with this Agreement or in connection herewith (collectively "Transaction Documents") have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(d) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities, other than the filing by the Company of a Notice of Sale of Closing Securities on Form D with the Commission under Regulation D of the Securities Act, applicable Blue Sky filings, or otherwise as may be required by the Nasdaq Stock Market. The Transaction Documents and the Company's performance of its obligations thereunder have been approved by the Company's board of directors.

(e) No Violation or Conflict. Neither the issuance and sale of the Closing Securities nor the performance of the Company's obligations under the Transaction Documents will violate, conflict with, result in a breach of, or constitute a default under (A) the certificate of incorporation or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty or regulation applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or (C) the terms of any material bond, debenture, note or other evidence of indebtedness, agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company is a party or by which it is bound, except the violation, conflict, breach, or default of which would not have a Material Adverse Effect on the Company. For purpose of this Agreement, a "Material Adverse Effect" shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company and its Subsidiaries taken as a whole. For purposes of this Agreement, "Subsidiary" means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity) of which more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.

(f) Issuance of Bridge Note and Warrant. The Bridge Note, Investor Warrant and, if applicable, Exchange Warrant upon issuance:

(i) will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer, set forth herein, under the 1933 Act and any applicable state securities laws;

(ii) have been, or will be, duly and validly authorized, fully paid and nonassessable;

(iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

(iv) will not subject the holders thereof to personal liability by reason of being such holders; and

(v) will have been issued in reliance upon an exemption from the registration requirements of and will not result in a violation of Section 5 under the 1933 Act.

(g) Title to Assets. Each of the Company and its subsidiaries has good and valid title to all of its real and personal property, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those disclosed in the Company's Reports or such that, individually or in the aggregate, do not cause a Material Adverse Effect. Any leases of the Company and each of its subsidiaries are valid and subsisting and in full force and effect.

(h) Reporting Company. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the 1934 Act and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.

(i) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of "general solicitation" or "general advertising" (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

(j) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects and, unless the Company otherwise notifies the Investors prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.

(k) No Material Adverse Effect. No Material Adverse Effect has occurred since December 31, 2011.

7. Use of Proceeds. The Company intends to use the proceeds from this transaction for general working capital, which may include the repayment of debt.

8. Securities Law Disclosures. The Company may in its sole discretion, following the Closing Date, (i) issue a press release and/or file a Current Report on Form 8-K with the Commission disclosing the transactions contemplated hereby and (ii) make such other disclosures, filings and notices in the manner and time required by the Commission, any state securities commission, any national securities exchange or the Nasdaq Stock Market.

9. Conditions to Investor's Obligations. The obligations of the Investor under Section 1 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by the Investor:

(a) Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as if made on and as of the Closing.

(b) Performance. The Company shall have performed or fulfilled in all material respects all agreements, obligations and conditions contained herein required to be performed or fulfilled by the Company at or prior to the Closing.

(c) Regulatory Matters. None of the issuance and sale of the Bridge Note, Investor Warrant and Exchange Warrant pursuant to this Agreement or any of the transactions contemplated by any of the other Transaction Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued in respect thereof. There shall not have been any legal action, order, decree or other administrative proceeding instituted against the Company or against the Investor relating to the issuance of the Closing Securities or the Investor's activities in connection therewith or any other transactions contemplated by this Agreement or the other Transaction Documents.

(d) Consents. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Transaction Documents.

(e) No Material Adverse Effect. There shall not have been any Material Adverse Effect related to the Company or its assets and properties since December 31, 2011 (except for any Material Adverse Effect that has been publicly disclosed prior to the date hereof).

10. Conditions to the Company's Obligations. The obligations of the Company under Section 1 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by the Company:

(a) Representations and Warranties. The representations and warranties of the Investor contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect as if made on and as of the Closing.

(b) Performance. The Investor shall have performed or fulfilled in all material respects all agreements, obligations and conditions contained herein required to be performed or fulfilled by the Investor at or prior to the Closing.

(c) Subscription Payments. The Investor shall have delivered the Purchase Price.

(d) Regulatory Matters. None of the issuance and sale of the Bridge Notes, Investor Warrants and Exchange Warrants pursuant to this Agreement or any of the transactions contemplated by any of the other Transaction Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued in respect thereof. There shall not have been any legal action, order, decree or other administrative proceeding instituted against the Company or against the Investor relating to the issuance of the Notes and Warrants or the Investor's activities in connection therewith or any other transactions contemplated by this Agreement or the other Transaction Documents.

(e) Consents. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Transaction Documents.

11. Miscellaneous.

(a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable overnight courier service with charges prepaid, or (iv) transmitted by hand delivery, electronic mail, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by electronic mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), (b) the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (c) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Quantum Fuel Systems Technologies Worldwide, Inc., 17872 Cartwright Road, Irvine, CA 92614, Attn: Chief Financial Officer, telecopier: (949) 474-3086, and (ii) if to the Investor, to: the address and telecopier number indicated on the signature pages hereto.

(b) Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Investor have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Investor.

(c) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission or by .pdf signature and delivered electronically.

(d) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of California or in the federal courts located in the state of California. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(e) Specific Enforcement, Consent to Jurisdiction. The Company and the Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 9(d) hereof, each of the Company, the Investor and any signatory hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in California of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(f) Independent Nature of Investors.   The Company acknowledges that the obligations of the Investor under the Transaction Documents are several and not joint with the obligations of any other Investor who is also purchasing Closing Securities in the transaction (collectively, with the Investor, referred to as the "Investors"), and none of the Investors shall be responsible in any way for the performance of the obligations of any of the other Investors under the Transaction Documents.  The Company acknowledges that the decision of each of the Investors to purchase the Notes and Warrants has been made by each of such Investors independently of any of the other Investors and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any of the other Investors or by any agent or employee of any of the other Investors, and none of the Investors or any of its agents or employees shall have any liability to any of the Investors (or any other person) relating to or arising from any such information, materials, statements or opinions.  The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any of the Investors pursuant hereto or thereto shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges that each of the Investors shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any of the other Investors to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that it has elected to provide all of the Investors with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Investors.  The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Investors are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

(g) Consent. As used in the Agreement, "consent of the Investors" or similar language means the consent of holders of not less than a majority of the outstanding principal amount of the Notes owned by Investors on the date consent is requested.

(h) Omnibus Signature Page. This Agreement is intended to be read and construed in connection with the Bridge Note, Investor Warrant and Exchange Warrant. Accordingly, pursuant to the terms and conditions of this Agreement it is hereby agreed that the execution by the Investor of this Agreement in the place set forth herein shall constitute agreement to be bound by the terms and conditions of the other agreements executed in connection with this Agreement, with the same effect as if each such separate, but related agreement, was separately signed.

[Signatures appear on the following page.]

OMNIBUS SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

IN WITNESS WHEREOF, the Investor hereby represents and warrants that the Investor has read this entire Agreement and related hereto and incorporated by reference therein and hereby executes and delivers this Agreement as of the ___ day of June, 2012.
INVESTOR	PRINCIPAL AMOUNT OF NOTES SUBSCRIBED	WARRANT
Name: Address: Fax: /s/ Investor (Signature) Title:	$	For up to ___________________ shares of Common Stock

ACCEPTANCE:

IN WITNESS WHEREOF, the Company has duly executed and delivered this Agreement as of the ___ day of __________, 2012.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC., a Delaware corporation

By:_/s/ Bradley J. Timon

Name: Bradley J. Timon

Title: Chief Financial Officer

Schedule 1 to Note and Warrant Purchase Agreement

Name: _______________________

INVESTOR QUESTIONNAIRE

Purpose of this Questionnaire

The Bridge Note, Investor Warrant, Exchange Warrant and the shares of Common Stock issuable upon exercise of the Investor Warrant and/or Exchange Warrant (collectively, the "Securities") of Quantum Fuel Systems Technologies Worldwide, Inc., a Delaware corporation (the "Company"), will be offered without registration under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state, in reliance on the exemptions contained in Section 4(2) of the Act and Regulation D promulgated thereunder and on similar exemptions under applicable state laws. Under Section 4(2) of the Act and/or certain state securities laws, the Company may be required to determine that an individual, or an individual together with a "purchaser representative," or each individual equity owner of an investing entity meets certain suitability requirements before offering to sell the Closing Securities to such individual or entity. THE COMPANY MAY, IN ITS DISCRETION, EXCLUDE ANY INDIVIDUAL FROM THE OFFERING TO THE EXTENT NECESSARY TO COMPLY WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS. This Investor Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy the Closing Securities or any other security.

Instructions. Please complete this questionnaire by filling in the information called for, checking the appropriate boxes, and signing below.

Representations

The undersigned hereby represents to the Company as follows:

1. Accredited Investor Status. The undersigned has read the definition of "accredited investor" as defined in Rule 501 of Regulation D attached hereto as Attachment 1, and certifies that either (check one):

☐ The undersigned is an "accredited investor."

2. Domicile/State of Organization. The undersigned's state of domicile/organization is _______________ and the undersigned was solicited to purchase the securities in such state and is executing this Investor Questionnaire in such state.

The foregoing representations are true and accurate as of the date hereof. The undersigned undertakes to notify the Company regarding any material change in the information set forth above prior to the purchase by the undersigned of any Closing Securities of the Company.

Dated: _________, 2012

__________________________ Address:_________________________
Signature of Investor Telephone:_______________________
Facsimile:________________________
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ATTACHMENT 1

Rule 501. Definitions and Terms Used in Regulation D ("Regulation D") under the United States Securities Act of 1933, as amended (the "Act").

As used in Regulation D, the term "accredited investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

(1) Any bank as defined in Section 3(a)(2) of the Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; insurance company as defined in Section 2(13) of the Act; investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000; or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000 (excluding the value of an individual's primary residence, and any indebtedness on such residence in excess of the value of such residence should be deducted from the net worth calculation);

(6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7) Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

(8) Any entity in which all of the equity owners are accredited investors.